    As filed with the Securities and Exchange Commission on October 31, 2001

                                                          Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

                           Delaware                                               91-1463450
(State of other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification No.)

                            22021 - 20/th/ Avenue SE
                            Bothell, Washington 98021
          (Address of principal executive offices, including zip code)

                     ICOS CORPORATION 1999 STOCK OPTION PLAN
                            (Full title of the plan)

                                MICHAEL A. STEIN
                   Vice President and Chief Financial Officer
                                ICOS Corporation
                            22021 - 20/th/ Avenue SE
                            Bothell, Washington 98021
                                 (425) 485-1900
 (Name, address and telephone number, including area code, of agent for service)

                               -------------------

                                    Copy to:

                               JAMES R. LISBAKKEN
                                Perkins Coie LLP
                          1201 Third Avenue, Suite 4800
                         Seattle, Washington 98101-3099
                                 (206) 583-8888

                               -------------------


                                                CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                     Amount to Be      Proposed Maximum     Proposed Maximum        Amount of
 Title of Securities to be Registered               Registered (1)    Offering Price Per   Aggregate Offering   Registration Fee
                                                                          Share (2)             Price (2)              (2)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share .........      5,000,000             $55.27            $276,350,000          $69,087.50
==================================================================================================================================

(1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares reserved for issuance pursuant to the 1999 Stock Option Plan as the result of any future stock split, stock dividend or similar adjustment of ICOS Corporation's outstanding Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The calculation of the registration fee is based upon a per share price of $55.27, which was the average of the high ($55.94) and low ($54.60) sales prices of ICOS Corporation's Common Stock on October 24, 2001, as reported by the Nasdaq National Market.

                      REGISTRATION OF ADDITIONAL SECURITIES

     ICOS Corporation (the "Registrant") is filing this Registration Statement on Form S-8 pursuant to General Instruction E to Form S-8 to register 5,000,000 additional shares of Common Stock for issuance pursuant to the exercise of stock options granted under the ICOS Corporation 1999 Stock Option Plan. The contents of the original Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 12, 1999 in connection with such plan (Registration No. 333-78315) are incorporated herein by reference.

                                    EXHIBITS

  Exhibit No.                         Description
 ------------- --------------------------------------------------------------

     5.1 Opinion of Perkins Coie LLP regarding legality of the Common Stock being registered

     23.1      Consent of Independent Auditors

     23.2      Consent of Perkins Coie LLP (included in opinion filed as Exhibit
               5.1)

     24.1      Power of Attorney (see signature page)

     99.1 ICOS Corporation 1999 Stock Option Plan (incorporated by reference to Exhibit B to the Registrant's Proxy Statement on
               Schedule 14A filed on March 30, 2001)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bothell, State of Washington, on the 17th day of October, 2001.

                                    ICOS CORPORATION



                                    By: /s/ Paul Clark
                                        ---------------------------------------
                                        Paul N. Clark
                                        Chairman of the Board of Directors,
                                        Chief Executive Officer and President

                                POWER OF ATTORNEY

     Each person whose individual signature appears below hereby authorizes Paul
N. Clark, Michael A. Stein, and Gary L. Wilcox, or any of them, as attorneys-in-fact with full power of substitution, to execute in the name and on the behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on the 17th day of October, 2001.


          Signature                                         Title
          ---------                                         -----
/s/ Paul Clark                           Chairman of the Board of Directors, Chief Executive
-------------------------------
    Paul N. Clark                        Officer and President (Principal Executive Officer)

/s/ Gary Wilcox                          Director and Executive Vice President, Operations
-------------------------------
    Gary L. Wilcox

/s/ Michael A. Stein                     Vice President and Chief Financial Officer (Principal
-------------------------------
    Michael A. Stein                     Financial and Accounting Officer)

_______________________________          Director
    Frank T. Cary

/s/ James L. Ferguson                    Director
-------------------------------
    James L. Ferguson

_______________________________          Director
    William H. Gates III

          Signature                                 Title
          ---------                                 -----

/s/ David V. Milligan                    Director
-------------------------------
    David V. Milligan

/s/ Robert W. Pangia                     Director
-------------------------------
    Robert W. Pangia

s/ Walter B. Wriston                     Director
-------------------------------
    Walter B. Wriston

                                INDEX TO EXHIBITS

  Exhibit No.                         Description
 ------------- -----------------------------------------------------------------

    5.1 Opinion of Perkins Coie LLP regarding legality of the Common Stock being registered

   23.1        Consent of Independent Auditors

   23.2        Consent of Perkins Coie LLP (included in opinion filed as Exhibit
               5.1)

   24.1        Power of Attorney (see signature page)

   99.1 ICOS Corporation 1999 Stock Option Plan (incorporated by reference to Exhibit B to the Registrant's Proxy Statement on
               Schedule 14A filed on March 30, 2001)